Exhibit 10.1
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.

)
In the Matter of	)
	)	STIPULATION
	)	TO THE ISSUANCE OF A
COMMUNITY FIRST BANK & TRUST	)	CONSENT ORDER
COLUMBIA, TENNESSEE	)
	)	FDIC-11-328b
)
(Insured State Nonmember Bank))
)

     Subject to the acceptance of this STIPULATION TO THE ISSUANCE OF A CONSENT ORDER (“STIPULATION”) by the Federal Deposit Insurance Corporation (“FDIC”), it is hereby stipulated and agreed by and between a representative of the Legal Division of the FDIC and Community First Bank & Trust, Columbia, Tennessee (“Bank”), as follows:
     1. The Bank has been advised of its right to the issuance and service of a NOTICE OF CHARGES AND OF HEARING detailing the unsafe or unsound banking practices and violations of law and/or regulations alleged to have been committed by the Bank and of its right to a hearing on the alleged charges under section 8(b) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b), and the Bank has waived those rights.
     2. The Bank, solely for the purpose of this proceeding and without admitting or denying any of the charges of unsafe or unsound banking practices and violations of law and/or regulations, hereby consents and agrees to the issuance of a CONSENT ORDER (“ORDER”) by the FDIC. The Bank further stipulates and agrees that such ORDER shall be deemed to be a final ORDER and that said ORDER shall become effective upon its issuance by the FDIC and shall be fully enforceable by the FDIC pursuant to the provisions of section 8(i) of the Act, 12 U.S.C. § 1818(i), subject only to the conditions set forth in paragraph 3 of this STIPULATION.
     3. In the event the FDIC accepts this STIPULATION and issues the ORDER, it is agreed that no action will be taken by the FDIC to enforce said ORDER in a United States District Court unless the Bank or any institution-affiliated party has violated or is about to violate any provision of the ORDER.
     4. Solely for the purpose of this proceeding, the Bank hereby waives:
(a)	The issuance and service of a NOTICE OF CHARGES AND OF HEARING;

(b)	All defenses to the alleged charges in the NOTICE OF CHARGES AND OF HEARING;

(c)	A hearing for the purpose of taking evidence on such alleged charges;

(d)	The filing of PROPOSED FINDINGS OF FACT AND CONCLUSIONS OF LAW;

(e)	A RECOMMENDED DECISION of an Administrative Law Judge;

(f)	The filing of exceptions and briefs with respect to such RECOMMENDED DECISION; and

(g)	Review of the ORDER by any Federal court.

     Dated this 12th day of September 2011.

FEDERAL DEPOSIT INSURANCE CORPORATION		COMMUNITY FIRST BANK & TRUST
LEGAL DIVISION		COLUMBIA, TENNESSEE

BY:	/s/ LeRoy K. Carter	BY:	/s/ Bernard Childress

	LeRoy K. Carter		Bernard Childress
Senior Attorney

		BY:	/s/ Eslick E. Daniel, M.D.
Eslick E. Daniel, M.D.

		BY:	/s/ Vasant G. Hari
Vasant G. Hari

		BY:	/s/ Louis E. Hollway
Louis E. Hollway

		BY:	/s/ Randy A. Maxwell
Randy A. Maxwell

		BY:	/s/ H. Allen Pressnell
H. Allen Pressnell

		BY:	/s/ Dinah C. Vire
Dinah C. Vire

		BY:	/s/ Stephen F. Walker
Stephen F. Walker

		BY:	/s/ Fred C. White
Fred C. White

		BY:	/s/ Roger Witherow
Roger Witherow

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